UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [     ]
Filed by a Party other than the Registrant [   ]

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[    ] Preliminary Proxy Statement
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[ X ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ]Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

SAN DIEGO SOCCER DEVELOPMENT CORPORATION
(Name of registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAN DIEGO SOCCER DEVELOPMENT CORPORATION
3803 Mission Blvd. Suite 290
San Diego, CA 92109

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON December 19, 2003

TO THE SHAREHOLDERS OF SAN DIEGO SOCCER DEVELOPMENT CORPORATION:

The annual meeting of the shareholders of San Diego Soccer Development Corporation (the "Company") will be held at The Marriott Residence Inn, 1747 Pacific Highway, San Diego, California 92101 on December 19, 2003, at 2:00p.m. local time for the following purpose:

    1. To re-elect a Board of Directors for the Company.

    2. To approve the amendment of the Company's Articles of Incorporation to change the name to International Sports and Media Group, Inc.

    3. To approve the continuation of HJ & Associates as the Company's independent public accountants for the fiscal year ending December 31, 2003.

    4. To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

    Shareholders of record at the close of business on October 22, 2003, are the only persons entitled to notice of and to vote at the meeting.

    Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN THE INFORMATION COMPLETELY, AS IT WILL HELP US COMMUNICATE WITH YOU ABOUT YOUR COMPANY. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - December 19, 2003." A return envelope is enclosed for your convenience.

/s/ Lonn Paul
Lonn Paul, Secretary
Dated: December 3, 2003

_____________________________________

PROXY STATEMENT
______________________________________

SAN DIEGO SOCCER DEVELOPMENT CORPORATION
3803 Mission Blvd., Suite 290
San Diego, California 92109

ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 19, 2003

    The enclosed Proxy is solicited by the Board of Directors of San Diego Soccer Development Corporation (the "Board") in connection with the annual meeting of shareholders of San Diego Soccer Development Corporation (the "Company") to be held at The Marriott Residence Inn, 1747 Pacific Highway, San Diego, California 92101 on December 19, 2003, at 2:00p.m. local time, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Such mailing took place on approximately November 30, 2003. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

    A Proxy with respect to the Company may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Should any other matters come before the meeting, it is the intention of the persons named as Proxies in the enclosed Proxy to act upon them according to their best judgment.

    Only shareholders of record at the close of business on October 22, 2003 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 64,476,850 common shares of all classes, $.0001 par value, of the Company. Each shareholder of the Company is entitled to one vote for each share of the Company held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire board of directors of the Company. None of the matters to be presented at the meeting will entitle any shareholder of the Company to appraisal rights. In the event that Proxies which are sufficient in number to constitute a quorum are not received by December 19, 2003, the persons named as Proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as Proxies will vote in favor of such adjournment. At the annual meeting, the shareholders of the Company will be asked to re-elect the current members of the Board and to approve the selection of the independent public accountant for the Company.

SHARE OWNERSHIP

    The following table provides information as of October 22, 2003 concerning the beneficial ownership of the Company's common stock by (i) each director, (ii) each named executive officer, (iii) each shareholder known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, and (iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount of Nature of Beneficial Ownership	Percent of Class(1)

$0.001 par value common stock	Yan K. Skwara, CEO and Chairman 3803 Mission Blvd. Suite 290 San Diego, CA 92109	3,621,428 shares	6%

$0.001 par value common stock	Lonn Paul, Secretary and Director 3803 Mission Blvd. Suite 290 San Diego, CA 92109	50,000 shares	<1%

$0.001 par value common stock	Brad Smith, Director 3803 Mission Blvd. Suite 290 San Diego, CA 92109	50,000 shares	<1%

$0.001 par value common stock	Officers and Directors as a group	3,721,428 shares	6%

(1) Percentages are based on total outstanding shares on October 1, 2003 for a total of 64,476,850 shares.

ANNUAL REPORT OF THE COMPANY

    The annual report of the Company containing audited financial statements for each of the twelve months ended December 31, 2002, 2001 and 2000 will be mailed to the shareholders on or about November 30, 2003.

PROPOSAL 1

ELECTION OF DIRECTORS

    It is intended that the enclosed Proxy will be voted for the election of the three persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Company will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his name below.

Name and Age	Position with the Company and Principal Occupations	Address
Yan K. Skwara (38)

Yan K. Skwara, Chairman has been President and a Director of the Company since its inception; he was elected CEO of the Company in September 1998. For the past five years, Mr. Skwara has been employed with the company, Mr. Skwara is currently employed full-time with the Company and brings his prior experience in the investment banking arena to the Company. Mr. Skwara has significant experience in management, product support and overall knowledge in the investor relations arena. Mr. Skwara also maintains a significant background in the soccer industry. He is a student of the game and has been actively playing the game for 25 years and began his professional career in soccer at age nineteen where he signed his first professional contract with a club in Germany. Prior to playing overseas, Mr. Skwara studied and played at California State University of Los Angeles. He played in Germany for two years before coming back to the states to finish his career in Los Angeles. After a professional career, Mr. Skwara acquired his Soccer "D" Coaching License.

3803 Mission Blvd., Suite 290 San Diego, CA 92109
Lonn Paul (32)

Lonn Paul, has served as a Director of the Company since May 10, 2002. He is currently a member of the board of Directors for SDA and serves also as corporate secretary. Previously, Lonn Paul's back ground in the game of soccer is significant in that he has been both a player, coach and manager of different youth and adult soccer teams in San Diego County. Lonn Paul also served on the board of directors for the Mesa Soccer Association in 1994 through 1997. Going back to 1987 through 1990, Lonn Paul worked in the restaurant industry for Rubios, McDonalds, and Burger King in the capacity of manager for these restaurant chains.

3803 Mission Blvd., Suite 290 San Diego, CA 92109
Brad Smith (37)

Brad Smith has been a professional soccer player whose career spanned over two decades. His professional career began abroad in 1983 with a few football clubs in Europe. Over a six year span he played in Germany for teams such as RW Essen and BVLRemscheid in the 2nd and 3rd divisions. His career brought him to the United States in 1989, when he began playing with the Los Angeles Heat, which was part of the Western Soccer Alliance. One year later he was picked up by Wichita Wings of the MISL. While with Wichita, he also sided up with the Tampa Bay Rowdies. He played on both teams, balancing their respective off seasons until 1993. For the 1993 and 1994 seasons He continued his career with the Los Angeles Salsa and the Dayton Dynamos. In 1994 he was traded to the Baltimore Blast where he resided until 1997. In 1997, he continued his career with the Cincinnati Silverbacks and in 1998 he joined the San Diego Flash. He played for both clubs until being traded back to Baltimore in 1999. He hung up his kit finishing up his career with the Buffalo Blizzards during the 2000 season. Since retiring, Smith continued his passion for soccer by youth coaching. He currently holds a B-License from Germany as well as a Y-License which was issued to him by USSF and FIFA. He is currently married, with four wonderful kids. Smith is currently a Loan Officer with CrossPoint Financial Home Loans based out of Newport Beach, California. Mr. Smith was appointed to the Company's Board of Directors as an interim director on August 5, 2003.

3803 Mission Blvd., Suite 290 San Diego, CA 92109

    None of our directors is currently the director of any other Reporting Company. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

    In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding shares have the power to elect the Company's entire board of directors. The vote of a majority of shares of the Company represented at the meeting provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board. By completing the Proxy, you give the Proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for.

    Following Shane Traveller's resignation from the Board of Directors on July 11, 2003, the Company's then standing audit committee was reduced to one member. As a result, the Board of Directors has temporarily dissolved the audit committee. All of the responsibilities which would normally fall upon an audit committee under the provisions of the Securities Act of 1934 and the Corporate Fraud Accountability Act of 2002 are and will be the responsibility of the full Board. It is the practice of the Board to review the Company's audited annual financial statements and unaudited quarterly financial statements with the Company's independent auditors. The Company has adopted an audit committee charter, which is attached to this statement as an exhibit.

    The Company does not maintain any pension, retirement or other arrangement other than as disclosed in the following table for compensating its Directors. The board of directors for the Company took action five (5) times during its last fiscal year.

    The following table sets forth the remuneration paid to the Company's directors during its fiscal year ended December 31, 2002. The Company does not pay directors who are also officers of the Company additional compensation for their service as directors.

Name	Cash Compensation			Security Grants
	Annual Retainer Fees	Meeting Fees	Consulting Fees/Other Fees	Number of Shares	Number of Securities Underlying Options/SARs
Yan K. Skwara	-	-	-	50,000	-
Shane H. Traveller(1)	-	-	-	450,000	-
Lonn Paul	-	-	-	50,000	-
Christian B. Hershberger(2)	-	-	-	400,000	-

(1) Mr. Traveller resigned from the Board of Directors on July 11, 2003.
(2) Mr. Hershberger resigned from the Board of Directors on July 28, 2003.

    Each of the nominees has agreed to serve as a director of the Company until his replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Company.

    Each of the Company's current directors is a nominee for director. Pertinent information regarding each is set forth following his name above.

Executive Officers

    Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

    Yan K. Skwara, Chairman has been President and a Director of the Company since its inception; he was elected CEO of the Company in September 1998. For the past five years, Mr. Skwara has been employed with the company, Mr. Skwara is currently employed full-time with the Company and brings his prior experience in the investment banking arena to the Company. Mr. Skwara has significant experience in management, product support and overall knowledge in the investor relations arena. Mr. Skwara also maintains a significant background in the soccer industry. He is a student of the game and has been actively playing the game for 25 years and began his professional career in soccer at age nineteen where he signed his first professional contract with a club in Germany. Prior to playing overseas, Mr. Skwara studied and played at California State University of Los Angeles. He played in Germany for two years before coming back to the states to finish his career in Los Angeles. After a professional career, Mr. Skwara acquired his Soccer "D" Coaching License.

    Lonn Paul, has served as a Director of the Company since May 10, 2002. He is currently a member of the board of Directors for SDA and serves also as corporate secretary. Previously, Lonn Paul's back ground in the game of soccer is significant in that he has been both a player, coach and manager of different youth and adult soccer teams in San Diego County. Lonn Paul also served on the board of directors for the Mesa Soccer Association in 1994 through 1997. Going back to 1987 through 1990, Lonn Paul worked in the restaurant industry for Rubios, McDonalds, and Burger King in the capacity of manager for these restaurant chains.

    Executive Officer Compensation

    The following table sets forth the annual and long-term compensation for services in all capacities for the years ended December 31, 2002 and 2001 paid to Yan K. Skwara, our current Chief Executive Officer. No other executive officers received compensation exceeding $100,000 during the year ended December 31, 2002.

Summary Compensation Table

	Annual Compensation				Long Term Compensation

					Awards

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options	All Other Compensation

Yan K. Skwara	2001	$133,000 (2)	$---	$---	---	---	---
Chief Executive Officer(1)	2002	$133,000 (3)	---	---	---	---	---

_______________

(1) Mr. Skwara became Chief Executive Officer effective as of December 20, 2001.
(2) Mr. Skwara received 1,500,000 restricted shares of Common Stock in January 2002 in lieu of salary accrued for 2001.
(3) Mr. Skwara received 2,000,000 restricted shares of Common Stock in January 2003 in lieu of salary accrued for 2002.

    The Company has not issued options to purchase shares of its common stock to either officers or directors in return for services. We do not currently contemplate compensating independent directors for their services to the Company. Directors who are also officers of the Company receive no additional compensation for serving on the Board of Directors.

Employment Agreements

    The Company does not currently have any employment agreements in place.

Employees Stock Option Plan

     The Company currently has no Stock Option Plan.

Certain Relationships And Related Transactions

    We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

    On March 6, 2000, the Company entered into a Credit Line Loan Agreement with Broadleaf Capital Partners, one of its shareholders. The advances bear interest at 10% per annum and the unpaid principal and interest was due on December 31, 2000. In order to secure the line of credit, the Company paid an underwriting fee to the lender in the form of 1,250,000 restricted shares of common stock (see Management's Discussion and Analysis, above). At December 31, 2002, the principal balance on this Credit Line was $694,612, and with accrued interest, $884,880. In connection with the Agreement, the Company also agreed to reconstitute its Board of Directors by allowing the Lender to nominate 3 of the 5 directors, and to allow the Lender to approve certain budgets and significant expenditures, and to receive monthly financial statements from the Company. In addition, the agreement stipulates that the Lender will provide certain accounting and senior management overview services and public company reporting oversight in exchange for one percent (1%) of the Company's gross revenues. In the event of default, the Lender had the right to terminate the Agreement, declare the outstanding balance to be due and payable, and convert the balance into common restricted shares of the Company. The new shares to be issued would be the number necessary for the Lender to have a cumulative ownership position of 53% of the then issued and outstanding shares plus all unexecuted options and warrants. On October 31, 2003, the Company entered into a settlement agreement with Broadleaf whereby Broadleaf agreed to cancel the then outstanding balance of $966,915.89 on the Credit Line Note and $100,000 outstanding on five other promissory notes issued to Broadleaf by the Company in exchange for $125,000 in cash, 100,000 shares of the Company's $0.001 par value common stock and a warrant to purchase an additional 100,000 shares of the Company's common stock for a purchase price of $1.00 per share.

    During the years ended December 31, 2001 and 2000, the Company received cash advances totaling $85,377 from a company whose president and CEO is Yan Skwara, President/CEO of San Diego Soccer Development Corporation. Interest on this note accrues at 10.0% per annum, and the balance is due on demand. During the year ended December 31, 2002, the Company made cash payments on this note totaling $64,593 to satisfy its obligation to this related party in full.

    Further, the Company borrowed an additional $9,987 during the 2000 fiscal year from a company with common directors. Interest on this note accrues at 10.0%, and the balance is due on demand. At December 31, 2002, the balance on this note was $9,987, with accrued interest of $2,463. As of December 31, 2002, no demand for payment on this note had been made.

Section 16(A) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange commission initial reports of ownership and reports of changes in ownership of Common Stock and other of our equity securities. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, none of the reports required to be filed by its officers and directors during the fiscal year ended December 31, 2002 were timely filed. Mr. Skwara, the Company's Chief Executive Officer, file Form 5 to report his holdings on September 11, 2003, and filed on Form 4 on September 11, 2003 to report the transfer of stock in a private transaction in which he received no consideration.

Required Vote

    In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding common shares have the power to elect the entire Board of Directors. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. By completing the Proxy, you give the named Proxies the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for.

    Each of the nominees for director has agreed to serve as a director of the Company until his replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the Proxies will vote for the election of each nominee to serve as a director of the Company.

    OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL 2

APPROVAL OF NAME CHANGE

    Under the Nevada Revised Statutes, the Company may change its name if such change is approved by a majority of the shares outstanding, present and voting at a duly convened meeting of the shareholders of the Company. Upon the grant of such approval by the Companies Registrar, the name change may take effect.

    The Board of Directors has proposed to change the Company's name from "San Diego Soccer Development Corporation" to "International Sports and Media Group, Inc." The Board of Directors believes that the new proposed name will more closely identify the revised business plan of the Company and its product line.

    An affirmative vote of a majority of the shares represented and voting at the Annual Meeting in person or by proxy is required for the change of the Company's name.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE CHANGE OF THE COMPANY'S NAME FROM "SAN DIEGO SOCCER DEVELOPMENT CORPORATION" TO "INTERNATIONAL SPORTS AND MEDIA GROUP INCORPORATED" OR SUCH NAME AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS AND APPROVED BY THE ISRAELI REGISTRAR OF COMPANIES.

PROPOSAL 3

RATIFICATION OR REJECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected HJ & Associates as the Company's independent accountants for the fiscal year ending December 31, 2003 and has directed that management submit the selection of independent accountants to the stockholders for ratification at the Annual Meeting. HJ & Associates audited the Company's financial statements for the fiscal years ending December 31, 2002 and 2001. No representative of HJ & Associates is expected to be present at the Annual Meeting.

    Stockholders are not required to ratify the selection of HJ & Associates as the Company's independent accountants. However, the Board is submitting the selection of HJ & Associates to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Audit Fees

    The aggregate fees billed for professional services rendered by HJ & Associates for the audit of the Company's annual financial statements for the year ended December 31, 2002 and the reviews of the financial statements included in the Company's Form 10-QSBs for the year ended December 31, 2002 were $20,143.00. HJ & Associates did not bill the Company for non-audit related fees during the year ended December 31, 2002.

    The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of HJ & Associates.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL 4

APPROVAL OR REJECTION OF
INCREASE IN AUTHORIZED SHARES

Under Nevada law, we may issue shares only to the extent such shares have been authorized under our Articles of Incorporation. Our Articles of Incorporation currently authorize the issuance of up to 100,000,000 common shares, $0.001 par value per share, and up to 50,000,000 preferred shares, $0.001 par value per share. As of October 22, 2003, approximately 64,476,850 common shares were issued and outstanding, and an aggregate of approximately 9,144,070 shares were reserved for issuance pursuant to outstanding options and other derivative securities. The number of shares subject to certain outstanding debentures are based on market price at the time of conversion and, as a result, the number set forth above for shares subject to derivative securities may fluctuate depending on the market price of our common stock.

Our Board of Directors has approved, subject to the shareholder approval, an amendment to our Articles of Incorporation, which would change the capitalization of the Company by increasing the number of authorized common shares from the currently authorized 100,000,000 shares of $0.001 par value common stock to 150,000,000 shares of $0.001 par value common stock, all common shares to constitute a single class. The text of the proposed amendment is set forth in Appendix A to this Proxy Statement.

Purpose of Amendment

Our Board of Directors is seeking the ensure that shares will be available both to cover currently outstanding obligations on convertible securities and for future issuance in the event that our Board of Directors determines that it is necessary or advisable to raise additional capital through the sale of securities to fund business operations, to attract strategic partners and/or candidates for business combination who can assist the Company in generating revenue streams and are capable of increasing our revenues, to declare share dividends (when appropriate) and affect share splits (if necessary or advisable), or for other corporate purposes.

Other than as described above, our Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought. However, the Board of Directors believes that if an increase in the number of authorized common shares were to be postponed until a specific need or purpose arose, the delay and expense in obtaining the approval of our shareholders at that time could impair significantly our ability to acquire strategic assets, meet financing requirements or meet other objectives. We continue to consider additional business opportunities, some of which may require some equity consideration. The inability to issue shares in connection with such business opportunities at the time they are prevented would have an adverse effect on our business operations.

Effect of Amendment

It is not possible to determine the effect of the additional authorized common shares on the rights of the shareholders of the Company until the Board of Directors actually issues additional common shares; however, our Board of Directors will have the authority to issue authorized common shares without requiring future shareholder approval of such issuances, except as may be required by applicable law or regulations or the Company's governing documents. Our shareholders could, therefore, experience a reduction in their ownership interest in the Company with respect to earnings per share (if any), voting, liquidation value, and book and market value if the additional authorized shares are issued. If the Board of Directors elects to issue additional common shares, the issuance could have a dilutive effect on earnings per share and book value per share, as well as percentage voting power, if a shareholder does not purchase additional shares to maintain its, his or her pro rata interest.

Although the Board of Directors will authorize the issuance of additional common shares only when it considers doing so to be in the best interests of the shareholders, the availability for issuance of additional common shares could also enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the company through, for example, a proposed merger, tender offer, proxy contest or unsolicited takeover attempt. When, in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of common shares could be used to create voting impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of common shares to purchasers favorable to the Board of Directors. The issuance of new shares could also be used to dilute the share ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company. Such issuance of common shares would also have the effect of diluting the earnings per share and book value per share of the common shares held by the current holders of common shares. Neither management nor the Board is aware of any planned effort on the part of any party to accumulate material amounts of common shares or to acquire control of the Company by means of a merger, tender offer, proxy contest or otherwise, or to change the Company's management.

The Board of Directors is required to make any determination to issue common shares based upon its judgment as to the best interests of the shareholders and the Company. Our Board of Directors believes that the authorization of the additional common shares is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible funding of new financial product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company.

In addition, although an increase in the authorized common shares could, under certain circumstances, be construed as having an anti-takeover effect, the Board of Directors is not proposing this amendment to the Articles of Incorporation in response to any effort known to the Board of Directors to accumulate common shares or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. Finally, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation, which could be construed as affecting the ability of third parties to take over or to change the control of the Company.

Rights of Holders of Common Stock

Holders of the newly authorized common shares, like the current shareholders, will be entitled to one vote per share on all matters submitted to a vote of the shareholders and to receive ratably dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefore, subject to the payment of any outstanding preferential dividends declared with respect to any preferred shares that from time to time may be outstanding. Upon our liquidation, dissolution or winding up, holders of common shares will be entitled to share ratably in any assets available for distribution to shareholders after payment of all of our obligations, subject to the rights to receive preferential distributions of the holders of any preferred shares then outstanding. As of the date hereof, no shares of preferred stock are outstanding.

The holders of our common shares have no preemptive rights, which means that current shareholders do not have a prior right to purchase any new issue of common shares in order to maintain their proportionate ownership in the Company. Our Board of Directors has no plans to grant preemptive rights with respect to any of the newly-authorized shares.

Required Vote

Approval of the amendment to the Articles of Incorporation to increase the number of the Company's authorized common shares from 100,000,000 to 150,000,000 requires the affirmative vote of a majority of the shares cast at the meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES.

OTHER MATTERS

    Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Company.

SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than December 18, 2003 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

/s/ Lonn Paul
Lonn Paul, Secretary
Dated: December 3, 2003

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

Yan K. Skwara and Lonn Paul certify that:

    1. They are the President and Secretary, respectively, of San Diego Soccer Development Corporation, a California corporation.

    2. Article One of the Articles of Incorporation of this corporation is hereby stricken in its entirety and amended to read as follows:

    "NAME: The name of this corporation shall be INTERNATIONAL SPORTS AND MEDIA GROUP."

    3. Article Three of the Articles of Incorporation of this corporation is hereby stricken in its entirety and amended to read as follows:

    "SHARES: The total number of shares this corporation is authorized to issue are 150,000,000 shares of common stock, $0.001 par value; and 50,000,000 shares of preferred stock, $0.001 par value.

    3. The foregoing amendment was duly approved by the Board of Directors.

    4. The foregoing Amendment of the Articles of Incorporation has been duly approved by a majority vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 66,782,498. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

    We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: __________________________	Yan Skwara, President

Date: __________________________	Lonn Paul, Secretary

PROXY	PROXY

SAN DIEGO SOCCER DEVELOPMENT CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 19, 2003

    The undersigned hereby appoints Yan K. Skwara and Lonn Paul, President and Secretary, respectively, and each of them, as attorneys and Proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of San Diego Soccer Development Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Marriott Residence Inn, 1747 Pacific Highway, San Diego, California 92101 on December 19, 2003, at 2:00p.m. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of November 30, 2003, such proxies are authorized to vote in their discretion.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE,
SIGN, DATE AND PROMPTLY RETURN THIS PROXY
IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the other side)

SAN DIEGO SOCCER DEVELOPMENT CORPORATION

PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
FOR DIRECTORS AND FOR PROPOSALS 2 THROUGH 4.

1.     To elect three directors to hold office for a period of three years:

FOR	WITHHELD	VOTE FOR NOMINEE(S) NOT LINED OUT
[ ]	[ ]	Strike and initial a line through the nominee(s) name or names below that you do not vote for

NOMINEES: Yan K. Skwara, Lonn Paul and Brad Smith.

2.     To approve the amendment to the Company's Articles of Incorporation to change the name of the Company to International Sports and Media Group, Inc., Inc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.     To approve the continuation of HJ & Associates as the Company's independent public accountants for the fiscal year ending December 31, 2003.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.     To approve the increase of authorized shares of the Company's common stock to 150,000,000.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

_________________	____________	__________________
Date	Shares Held	Signature
__________________
Print Name

_________________	____________	__________________
Date	Shares Held	Signature
__________________
Print Name

Please vote, sign, date and promptly return this proxy in the enclosed return envelope, which is postage, prepaid if mailed in the United States. Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.

Exhibit B

AUDIT COMMITTEE CHARTER

Organization

    This Charter governs the operations of the Audit Committee of the Board of Directors of San Diego Soccer Development Company, Inc. The Committee share review and reassess the charter at lease annually and recommend any appropriate changes to the Board of Directors. The Committee shall be appointed by the Board of Directors and shall be comprised as follows:

a) If the total board consists of fewer than three independent members, then all independent board members shall sit on the Audit Committee.

b) If the total board consists of three or more independent members, then the Audit Committee shall consists of at least three members, the majority of whom shall be independent according to NASD requirements.

c) All Audit Committee members shall meet the NASD requirements with respect to financial literacy, and at least one committee member who is also independent shall be a "financial expert."

    The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but at least four times each year coinciding with the release of the Company's financial statements. Meetings of the committee may be held either in person or telephonically.

Statement of Policy

    The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the system of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, the Committee shall maintain free and open communications between the Committee, the independent auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

    The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances.

    The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

  The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority for and responsibility to evaluate and annually recommend the selection, retention and, where appropriate, the replacement of the independent auditors. The Committee shall review and approve the performance by the independent auditors of any non-audit-related service. The Committee shall review and discuss with the auditors their independence from management and the Company and any matters included in the written disclosures required by professional independence standards applicable to the independent auditors. Annually, the Committee shall review and assess whether the independent auditor's performance of non-audit services is compatible with the auditor's independence. In addition, the Committee shall review any candidate for the senior accounting and/or financial executive position prior to his or her appointment by the Company.

  The Committee shall review and discuss with the independent auditors and with the head of the Company's finance or internal audit department the overall scope and plans for the audits. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, without management present, to discuss the results of their respective audit procedures.

  The Committee shall review and discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purpose of this review.

  The Committee shall review and discuss with management and the independent auditors the financial statements to be included in the Company's annual report on Form 10-K, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, the basis and appropriateness of any change in significant accounting policies and the clarity of the disclosures in the financial statements. Also, the Committee shall review and discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

  The Committee shall review and discuss with management and the independent auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company and any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, in each case where such arrangements or transactions are relevant to an understanding of the Company's financial statements.

  The Committee shall receive and retain copies of all management representation letters to the independent auditors, all legal representation letters, and management certification notices filed pursuant to Sarbanes-Oxley. Also, the Committee shall receive on an annual basis, a letter from the independent auditors certifying their independence, compliance with generally accepted auditing practices, and license to practice before the SEC.